Employee Benefits - Summarizes Changes for Qualified Pension Plan Investment Assets Measured at Fair Value Using Significant Unobservable Inputs (Level 3) (Detail) - Other [Member] - Level 3 [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan Disclosure [Line Items]
Balance at beginning of period	$ 3	$ 2	$ 1
Purchases, sales, and settlements, net		1	1
Balance at end of period	$ 3	$ 3	$ 2